Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, PURSUANT TO SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE

I, John Townsend, Vice President and Chief Financial Officer of Cellco Partnership (the “Partnership”), certify that:

(1)	amendment No. 1 on Form 10-K/A of the Partnership for the annual period ending December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (the “Exchange Act”); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership as of the dates and for the periods referred to in the Report.

Date: April 8, 2010	/s/ John Townsend
John Townsend Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Cellco Partnership and will be retained by Cellco Partnership and furnished to the Securities and Exchange Commission or its staff upon request.